                                                        Exhibit 99.6
--------------------------------------------------------------------------------
                                                        Monthly Operating Report
--------------------------------------------
CASE NAME: OK Turbines, Inc.                                ACCRUAL BASIS
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------------

--------------------------------------------
JUDGE: Barbara J. Houser
--------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:


/s/ Drew Keith                                     Chief Financial Officer
-------------------------------------------    ---------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY               TITLE

Drew Keith                                            3/20/2002
-------------------------------------------    ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                       DATE

PREPARER:


/s/ Jessica L. Wilson                          Chief Accounting Officer
-------------------------------------------    ---------------------------------
ORIGINAL SIGNATURE OF PREPARER                        TITLE

Jessica L. Wilson                                     3/20/2002
-------------------------------------------    ---------------------------------
PRINTED NAME OF PREPARER                                DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: OK Turbines, Inc.                                ACCRUAL BASIS-1
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------------

-----------------------------------------------

COMPARATIVE  BALANCE  SHEET

-----------------------------------------------------------------------------------------
                                      SCHEDULE        MONTH            MONTH        MONTH
                                                   --------------------------------------
ASSETS                                 AMOUNT      January 2002    February 2002
-----------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                $  299,835           ($335)   $           0     $0
-----------------------------------------------------------------------------------------
2.  RESTRICTED CASH                  $        0    $          0    $           0     $0
-----------------------------------------------------------------------------------------
3.  TOTAL CASH                       $  299,835           ($335)   $           0     $0
-----------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)        $  569,077    $    365,354    $     320,231     $0
-----------------------------------------------------------------------------------------
5.  INVENTORY                        $4,135,448    $          0    $           0     $0
-----------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                 $        0    $          0    $           0     $0
-----------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                 $        0    $          0    $           0     $0
-----------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)              $   30,000    $  2,515,515    $   2,557,402     $0
-----------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS             $5,034,360    $  2,880,534    $   2,877,633     $0
-----------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT      $  474,012    $          0    $           0     $0
-----------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION / DEPLETION         $        0    $          0    $           0     $0
-----------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                        $  474,012    $          0    $           0     $0
-----------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                $        0    $          0    $           0     $0
-----------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)       $        0    $          0    $           0     $0
-----------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)              $        0    $          0    $           0     $0
-----------------------------------------------------------------------------------------
16. TOTAL ASSETS                     $5,508,372    $  2,880,534    $   2,877,633     $0
-----------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                               $      5,953    $           0     $0
-----------------------------------------------------------------------------------------
18. TAXES PAYABLE                                  $          0    $           0     $0
-----------------------------------------------------------------------------------------
19. NOTES PAYABLE                                  $          0    $           0     $0
-----------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                              $          0    $           0     $0
-----------------------------------------------------------------------------------------
21. SECURED DEBT                                   $          0    $           0     $0
-----------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                            $          0    $       3,052     $0
-----------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                    $      5,953    $       3,052     $0
-----------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
---------------------------------------------------------------------------------------
24. SECURED DEBT                     $        0    $          0    $           0     $0
-----------------------------------------------------------------------------------------
25. PRIORITY DEBT                    $   28,268    $          0    $           0     $0
-----------------------------------------------------------------------------------------
26. UNSECURED DEBT                   $  493,554    $    522,197    $     522,197     $0
-----------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)              $        0    $          0               $0     $0
-----------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES    $  521,822    $    522,197    $     522,197     $0
-----------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                $  521,822    $    528,150    $     525,249     $0
-----------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                     $  3,790,619    $   3,790,619     $0
-----------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                ($1,438,235)     ($1,438,235)    $0
-----------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------
33. TOTAL EQUITY                     $        0    $  2,352,384    $   2,352,384     $0
-----------------------------------------------------------------------------------------
34. TOTAL LIABILITIES  &
    OWNERS' EQUITY                   $  521,822    $  2,880,534    $   2,877,633     $0
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: OK Turbines, Inc.                                ACCRUAL BASIS-2
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------------

-------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------------
                                             MONTH           MONTH         MONTH    QUARTER
--------------------------------------------------------------------------------
REVENUES                                  January 2002    February 2002              TOTAL
---------------------------------------------------------------------------------------------
1.  GROSS REVENUES                           ($1,203)        ($2,132)       $0       ($3,335)
---------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS              $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
3.  NET REVENUE                              ($1,203)        ($2,132)       $0       ($3,335)
---------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------
4.  MATERIAL                                 ($7,675)       $      0        $0       ($7,675)
---------------------------------------------------------------------------------------------
5.  DIRECT LABOR                           $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                        $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                 ($7,675)       $      0        $0       ($7,675)
---------------------------------------------------------------------------------------------
8.  GROSS PROFIT                           $   6,472         ($2,132)       $0      $  4,340
---------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------
9.  OFFICER / INSIDER COMPENSATION         $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
10. SELLING & MARKETING                    $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE               $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
12. RENT & LEASE                           $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                    $   6,472         ($2,132)       $0      $  4,340
---------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES               $   6,472         ($2,132)       $0      $  4,340
---------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                       $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
OTHER  INCOME & EXPENSES
---------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)       $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)      $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                       $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION               $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
20. AMORTIZATION                           $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                    $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES            $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                      $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                      $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                    $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES          $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
27. INCOME TAX                             $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                      $       0        $      0        $0      $      0
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
-------------------------------------------
CASE NAME: OK Turbines, Inc.                                 ACCRUAL BASIS-3
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------------

------------------------------------------------------------------------------------------
CASH RECEIPTS AND                        MONTH           MONTH         MONTH     QUARTER
                                      --------------------------------------
DISBURSEMENTS                         January 2002    February 2002               TOTAL
------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH          $  11,207           ($335)       $0      $   11,207
------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------
2.  CASH SALES                         $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------
3.  PREPETITION                        $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
4.  POSTPETITION                       $  76,407       $  38,754        $0      $  115,161
------------------------------------------------------------------------------------------
5.  TOTAL OPERATING REC   EIPTS        $  76,407       $  38,754        $0      $  115,161
------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)     $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                     $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
8.  OTHER (ATTACH  LIST)                ($87,949)       ($38,347)       $0       ($126,296)
------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS        ($87,949)       ($38,347)       $0       ($126,296)
------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                      ($11,542)      $     407        $0        ($11,135)
------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                   ($335)      $      72        $0      $       72
------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------
12. NET PAYROLL                        $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                 $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID      $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES          $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
16. UTILITIES                          $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
17. INSURANCE                          $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                   $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
20. TRAVEL                             $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
21. ENTERTAINMENT                      $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE              $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
23. SUPPLIES                           $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
24. ADVERTISING                        $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                $       0       $      72        $0      $       72
------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS      $       0       $      72        $0      $       72
------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                  $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
28. U.S.TRUSTEE FEES                   $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
29. OTHER (ATTACH  LIST)               $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES      $       0       $       0        $0      $        0
------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                $       0       $      72        $0      $       72
------------------------------------------------------------------------------------------
32. NET CASH FLOW                       ($11,542)      $     335        $0        ($11,207)
------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                    ($335)      $       0        $0      $        0
------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-------------------------------------------
CASE NAME: OK Turbines, Inc.                                 ACCRUAL BASIS-4
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------------

-----------------------------------------------------------------------------------------
                                       SCHEDULE       MONTH           MONTH         MONTH
                                                   --------------------------------------
ACCOUNTS RECEIVABLE AGING               AMOUNT     January 2002    February 2002
-----------------------------------------------------------------------------------------
1.  0-30                                             $      0           ($472)       $--
-----------------------------------------------------------------------------------------
2.  31-60                                            $ 29,199        $      0        $ 0
-----------------------------------------------------------------------------------------
3.  61-90                                            $ 52,500        $ 20,007        $ 0
-----------------------------------------------------------------------------------------
4.  91+                                              $283,655        $300,696        $ 0
-----------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE            $0          $365,354        $320,231        $ 0
-----------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                  $      0        $      0        $ 0
-----------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)            $0          $365,354        $320,231        $ 0
-----------------------------------------------------------------------------------------

----------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES    MONTH:   February 2002
                                                   -----------------
--------------------------------------------------------------------
                           0-30    31-60    61-90    91+
TAXES PAYABLE              DAYS    DAYS     DAYS     DAYS    TOTAL
--------------------------------------------------------------------
1.  FEDERAL                 $0      $0       $0       $0      $0
--------------------------------------------------------------------
2.  STATE                   $0      $0       $0       $0      $0
--------------------------------------------------------------------
3.  LOCAL                   $0      $0       $0       $0      $0
--------------------------------------------------------------------
4.  OTHER (ATTACH LIST)     $0      $0       $0       $0      $0
--------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE     $0      $0       $0       $0      $0
--------------------------------------------------------------------

--------------------------------------------------------------------
6.  ACCOUNTS PAYABLE        $0      $0       $0       $0      $0
--------------------------------------------------------------------

----------------------------

STATUS OF POSTPETITION TAXES                MONTH:   February 2002
                                                   ---------------------------
------------------------------------------------------------------------------
                               BEGINNING       AMOUNT                 ENDING
                                  TAX       WITHHELD AND/   AMOUNT      TAX
FEDERAL                        LIABILITY*     OR ACCRUED     PAID    LIABILITY
------------------------------------------------------------------------------
1.  WITHHOLDING**                 $0             $0           $0         $0
------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**               $0             $0           $0         $0
------------------------------------------------------------------------------
3.  FICA-EMPLOYER**               $0             $0           $0         $0
------------------------------------------------------------------------------
4.  UNEMPLOYMENT                  $0             $0           $0         $0
------------------------------------------------------------------------------
5.  INCOME                        $0             $0           $0         $0
------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)           $0             $0           $0         $0
------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES           $0             $0           $0         $0
------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------
8.  WITHHOLDING                   $0             $0           $0         $0
------------------------------------------------------------------------------
9.  SALES                         $0             $0           $0         $0
------------------------------------------------------------------------------
10. EXCISE                        $0             $0           $0         $0
------------------------------------------------------------------------------
11. UNEMPLOYMENT                  $0             $0           $0         $0
------------------------------------------------------------------------------
12. REAL PROPERTY                 $0             $0           $0         $0
------------------------------------------------------------------------------
13. PERSONAL PROPERTY             $0             $0           $0         $0
------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)           $0             $0           $0         $0
------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL           $0             $0           $0         $0
------------------------------------------------------------------------------
16. TOTAL TAXES                   $0             $0           $0         $0
------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-------------------------------------------
CASE NAME: OK Turbines, Inc.                                ACCRUAL BASIS-5
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH: February 2002
                                                                  --------------

------------------------------------

BANK RECONCILIATIONS
                                           Account #1       Account #2    Account #3
----------------------------------------------------------------------------------------------
A.    BANK:                              Bank of America     Bank One
----------------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                     15819-20089       1589845815                  TOTAL
----------------------------------------------------------------------------------------
C.    PURPOSE (TYPE):                       Operating         Deposit
----------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                 $0               $0                       $0
----------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED           $0               $0                       $0
----------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS               $0               $0                       $0
----------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                    $0               $0                       $0
----------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                $0               $0                       $0
----------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN        Account closed         N/A
----------------------------------------------------------------------------------------------

-----------------------------
INVESTMENT ACCOUNTS

------------------------------------------------------------------------------
                                  DATE OF      TYPE OF     PURCHASE    CURRENT
BANK, ACCOUNT NAME & NUMBER      PURCHASE    INSTRUMENT      PRICE      VALUE
------------------------------------------------------------------------------
7.  N/A
------------------------------------------------------------------------------
8.  N/A
------------------------------------------------------------------------------
9.  N/A
------------------------------------------------------------------------------
10. N/A
------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                         $0         $0
------------------------------------------------------------------------------

-----------------------------
CASH

------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                     $0
------------------------------------------------------------------------------

------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                            $0
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: OK Turbines, Inc.                                ACCRUAL BASIS-6
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

                                                  MONTH:  February 2002

----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE
AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31)
(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS.
ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS,
INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.).
ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------
                           INSIDERS
------------------------------------------------------------
                          TYPE OF       AMOUNT    TOTAL PAID
        NAME              PAYMENT        PAID      TO DATE
------------------------------------------------------------
1.  GREGG NIMMO         Reimbursment      $0       $ 34,674
------------------------------------------------------------
2.  GREGG NIMMO         Salary            $0       $120,979
------------------------------------------------------------
3.
------------------------------------------------------------
4.
------------------------------------------------------------
5.
------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO INSIDERS                           $0       $155,653
------------------------------------------------------------

------------------------------------------------------------------------------------------
                                            PROFESSIONALS
------------------------------------------------------------------------------------------
                          DATE OF COURT                                            TOTAL
                        ORDER AUTHORIZING     AMOUNT     AMOUNT    TOTAL PAID    INCURRED
          NAME              PAYMENT          APPROVED     PAID      TO DATE      & UNPAID*
------------------------------------------------------------------------------------------
1.  N/A
------------------------------------------------------------------------------------------
2.  N/A
------------------------------------------------------------------------------------------
3.  N/A
------------------------------------------------------------------------------------------
4.  N/A
------------------------------------------------------------------------------------------
5.  N/A
------------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS                            $0        $0          $0           $0
------------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------
                    SCHEDULED    AMOUNTS
                     MONTHLY      PAID         TOTAL
                    PAYMENTS     DURING        UNPAID
NAME OF CREDITOR       DUE        MONTH     POSTPETITION
--------------------------------------------------------
1.  N/A
--------------------------------------------------------
2.  N/A
--------------------------------------------------------
3.  N/A
--------------------------------------------------------
4.  N/A
--------------------------------------------------------
5.  N/A
--------------------------------------------------------
6.  TOTAL              $0          $0            $0
--------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------
                                                        Monthly Operating Report
-------------------------------------------
CASE NAME: OK Turbines, Inc.                            ACCRUAL  BASIS-7
-------------------------------------------

-------------------------------------------
CASE  NUMBER: 400-42146-BJH-11                          02/13/95, RWD, 2/96
-------------------------------------------

                                                  MONTH: February, 2002
                                                         -----------------------

--------------------------------
QUESTIONNAIRE
-------------------------------------------------------------------------------
                                                                  YES        NO
-------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                      X
-------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                X
-------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE FROM RELATED PARTIES?                                          X
-------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
    THIS REPORTING PERIOD?                                                    X
-------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                                    X
-------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                              X
-------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
    PAST DUE?                                                                 X
-------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                          X
-------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                X
-------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                               X
-------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                         X
-------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                           X
-------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES,"
PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH
ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------
INSURANCE
-------------------------------------------------------------------------------
                                                                  YES        NO
-------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                       X
-------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                         X
-------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF
ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS
REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH
ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                              INSTALLMENT  PAYMENTS
-----------------------------------------------------------------------------
     TYPE OF                                                   PAYMENT AMOUNT
     POLICY               CARRIER           PERIOD COVERED      & FREQUENCY
-----------------------------------------------------------------------------
SEE KITTY HAWK, INC. CASE #400-42141
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------
CASE  NAME: OK Turbines, Inc.                               FOOTNOTES SUPPLEMENT
--------------------------------------------

--------------------------------------------
CASE  NUMBER: 400-42146-BJH-11                                  ACCRUAL BASIS
--------------------------------------------

                                                  MONTH:   February 2002
                                                         -----------------------


ACCRUAL BASIS   LINE                           FOOTNOTE / EXPLANATION
FORM NUMBER     NUMBER
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
      3           12     All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
-----------------------------------------------------------------------------------------
                  13        42142) and allocated to the Company. Related payroll
-----------------------------------------------------------------------------------------
                            taxes are disbursed out of and reported at KH Charters.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
      6                  All Professional fees related to the Reorganization of the
-----------------------------------------------------------------------------------------
                            Company are disbursed out of Kitty Hawk, Inc. (Parent
-----------------------------------------------------------------------------------------
                            Company). Refer to Case # 400-42141
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
      7                  All insurance plans related to the Company are carried
-----------------------------------------------------------------------------------------
                            at Kitty Hawk, Inc. (Parent Company). Refer to Case #
-----------------------------------------------------------------------------------------
                            400-42141.
-----------------------------------------------------------------------------------------

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   General               All inventory and fixed assets were sold on 12/19/01.
-----------------------------------------------------------------------------------------
                         Operations have ceased.
-----------------------------------------------------------------------------------------

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

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

CASE NAME: OK Turbines, Inc.

CASE NUMBER: 400-42146-BJH-11

Details of Other Items

ACCRUAL BASIS-1                         February 2002

8.  OTHER (ATTACH LIST)            $ 2,557,402  Reported
                                   -----------
        Intercompany Receivables     2,557,402
        Misc                                --
        Security Deposit                    --
                                   -----------
                                     2,557,402  Detail
                                   -----------
                                            --  Difference

22. OTHER (ATTACH LIST)                  3,052  Reported
                                   -----------
        Accrued A/P                      3,052
                                   -----------
                                         3,052  Detail
                                            --  Difference

ACCRUAL BASIS-2

13  OTHER (ATTACH LIST)            $    (2,132) Reported
                                   -----------
        Shut down expenses              (2,132)
                                   -----------
                                        (2,132) Detail
                                   -----------
                                            --  Difference

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)            $   (38,347) Reported
                                   -----------
        Transfer to KH Inc             (38,347)
                                   -----------
                                       (38,347) Detail
                                   -----------
                                            --  Difference

25. OTHER (ATTACH LIST)                     72  Reported
                                   -----------
        Service Charge                      72
                                   -----------
                                            72  Detail
                                   -----------
                                            --  Difference